Report of
Independent
Registered Public
Accounting Firm

To the Shareholder
and
Board of Directors
of Pioneer Trust
Series IV:
In planning and
performing our audit
of the financial
statements of
Pioneer Trust
Series IV (the
Company)
(comprised of
Pioneer Classic
Balanced Fund,
Pioneer
Government
Income Fund,
Pioneer Institutional
Money Market
Fund, and Pioneer
Treasury Reserves
Fund) (the Funds)
as of and for the
year ended July 31,
2010, in
accordance with the
standards of the
Public Company
Accounting
Oversight Board
(United States), we
considered the
Company's internal
control over
financial reporting,
including controls
over safeguarding
securities, as a
basis for designing
our auditing
procedures for the
purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but
not for the purpose
of expressing an
opinion on the
effectiveness of the
Company's internal
control over
financial reporting.
Accordingly, we
express no such
opinion.
The management of
the Company is
responsible for
establishing and
maintaining
effective internal
control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess
the expected
benefits and related
costs of controls. A
company's internal
control over
financial reporting is
a process designed
to provide
reasonable
assurance
regarding the
reliability of financial
reporting and the
preparation of
financial statements
for external
purposes in
accordance with
generally accepted
accounting
principles. A
company's internal
control over
financial reporting
includes those
policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of
financial statements
in accordance with
generally accepted
accounting
principles, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance
regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets
that could have a
material effect on
the financial
statements.
Because of its
inherent limitations,
internal control over
financial reporting
may not prevent or
detect
misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes
in conditions, or that
the degree of
compliance with the
policies or
procedures may
deteriorate.
A deficiency in
internal control over
financial reporting
exists when the
design or operation
of a control does
not allow
management or
employees, in the
normal course of
performing their
assigned functions,
to prevent or detect
misstatements on a
timely basis. A
material weakness
is a deficiency, or a
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable
possibility that a
material
misstatement of the
company's annual
or interim financial
statements will not
be prevented or
detected on a timely
basis.
Our consideration
of the Company's
internal control over
financial reporting
was for the limited
purpose described
in the first
paragraph and
would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards
established by the
Public Company
Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in
the Company's
internal control over
financial reporting
and its operation,
including controls
over safeguarding
securities, that we
consider to be a
material weakness
as defined above as
of July 31, 2010.
This report is
intended solely for
the information and
use of management
and the Board of
Trustees of Pioneer
Trust Series IV and
the Securities and
Exchange
Commission and is
not intended to be
and should not be
used by anyone
other than these
specified parties.



Ernst & Young LLP

Boston,
Massachusetts
September 24,
2010